This submission is being made solely to obtain a class (i.e. contract) identifier for the variable universal life product, identified below, under the John Hancock Life Insurance Company (U.S.A.) Separate Account A (811-4834), which is administered by John Hancock Life Insurance Company (U.S.A.).

VenSVUL	333-76170

We are requesting this identifier because it is required for the upcoming N-CEN filing.

Any questions on this submission should be directed to Thomas Lauerman, Esq. of Carlton Fields at (202) 965-8156.